SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 25, 2010

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CAPITOL FEDERAL FINANCIAL

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(Exact name of Registrant as specified in its Charter)

United States                                                                000-25391                                                              48-1212142
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(State or other jurisdiction of incorporation)                   (Commission File Number)                   (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
_______________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On January 26, 2010, the Board of Directors of Capitol Federal Financial (the "Company") announced the promotion of Rick C. Jackson to Executive Vice President, Chief Lending Officer, effective January 29, 2010. In connection with this promotion, Mr. Jackson will receive an annual salary of $175,000 (increased from $135,000). He will also receive a restricted stock grant of 5,000 shares and a stock option grant to acquire 40,000 shares of the Company's common stock with an exercise price equal to the market value of the common stock on the date of grant. Both of these grants will vest 20% per year over five years and the stock option grant will have a term of ten years. Beginning in fiscal 2010, Mr. Jackson will also be eligible for a bonus under the Company's Short-Term Incentive Plan of up to 40% of his base salary (increased from 30%). Ninety percent of his award under this Plan will be based on the attainment of corporate performance goals,  with the remainder based on his achievement of individual performance objectives. In addition, Mr. Jackson will be entitled to receive other perquisites on a basis comparable to those provided to other executive vice presidents of the Company.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Resignation of Officer

On January 26, 2010, the Company announced that Morris J. "Jack" Huey, II will retire on January 29, 2010.

(c) Appointment of Officer

As indicated in Item 1.01 above, the Company also announced the promotion of Rick C. Jackson, 44, to the position of Executive Vice President, Chief Lending Officer, effective January 29, 2010.  Mr. Jackson has been with the Bank since 1993 and has held the position of Community Development Director since 1998.  Mr. Jackson has been working with Mr. Huey since March 2009 in transitioning the leadership of the lending operations of the Company.  Mr. Jackson also serves on the Board of Trustees of the Capitol Federal Foundation.   Except as set forth in Item 1.01, there are no arrangements or understandings between Mr. Jackson and any other person(s) pursuant to which he was selected as an officer. In addition, there are no family relationships between Mr. Jackson and any other director or executive officer of the Company.

The Company issued a press release on January 26, 2010 regarding the retirement of Mr. Huey and the promotion of Mr. Jackson. A copy of the press release is attached hereto as Exhibit 99.3.

ITEM 7.01 REGULATION FD DISCLOSURE

The Registrant's press release dated January 25, 2010 announcing the annual meeting presentation will be available on the company website at 10:00 a.m. central time on January 26, 2010 is attached hereto as Exhibit 99.1(a), and is incorporated herein by reference. Additional information supplied includes the Capitol Federal Financial (the "Company") Annual Shareholders Meeting Slide Presentation as Exhibit 99.1(b).

The Registrant's press release dated January 26, 2010, announcing a cash dividend of $0.50 per share on outstanding CFFN common stock payable on February 19, 2010 to stockholders of record as of the close of business on February 5, 2010, is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

The Registrant's press release dated January 26, 2010, announcing the retirement of Morris J. "Jack" Huey, II and the promotion of Rick C. Jackson to the position of Executive Vice President, Chief Lending Officer, effective January 29, 2010  is attached hereto as exhibit 99.3, and is incorporated herein by reference.

The Registrant's press release dated January 26, 2010, announcing Board approval of a new stock repurchase program is attached hereto as Exhibit 99.4, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
Exhibit 99.1(a) - Annual Meeting Press Release dated January 25, 2010

Exhibit 99.1(b) - CFFN Annual Stockholders Meeting Slide Presentation

Exhibit 99.2 - Dividend Press Release dated January 26, 2010

Exhibit 99.3 - Huey Retirement Announcement Press Release dated January 26, 2010

Exhibit 99.4 - Stock Repurchase Plan Announcement Press Release dated January 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL

Date: January 28, 2010                     By: /s/ Kent G. Townsend
                            __________________________________
                                Kent G. Townsend, Executive Vice-President
                              and Chief Financial Officer